UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

Saba Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34372	94-3267638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 581-2500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Saba Software, Inc. (the “Company”) entered into a letter agreement with Wells Fargo Bank, National Association (“Wells Fargo”) and certain wholly-owned subsidiaries of the Company dated as of February 26, 2013 pursuant to which Wells Fargo extended to March 31, 2013 the time for the Company to deliver to Wells Fargo under the terms of the Credit Agreement between parties dated as of June 27, 2011 (the “Credit Agreement”), the following: (i) the Company’s Form 10-Q for its fiscal quarter ended February 29, 2012 (“Third Quarter Form 10-Q”) and related financial statements, (ii) the Company’s Form 10-K for its fiscal year ended May 31, 2012 (“Form 10-K”) and related financial statements, (iii) the Company’s Form 10-Q for its fiscal quarter ended August 31, 2012 (the “First Quarter Form 10-Q”) and related financial statements, and (iv) the Company’s Form 10-Q for its fiscal quarter ended November 30, 2012 (the “Second Quarter Form 10-Q”) and related financial statements. The Company has previously reported its delay in filing its Third Quarter Form 10-Q, Form 10-K, First Quarter Form 10-Q and Second Quarter Form 10-Q.

A copy of the letter agreement with Wells Fargo is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On March 1, 2013, the Company issued a press release disclosing, among other things, the letter agreement with Wells Fargo. A copy of the press release is attached hereto as Exhibit 99.1.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(b) On February 25, 2013, the Company engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2013, effective upon the filing with the Securities and Exchange Commission of the Company’s Form 10-K for the fiscal year ended May 31, 2012. The engagement of KPMG by the Company was approved by the audit committee of the Company’s board of directors.

During the Company’s two most recent fiscal years and during the subsequent interim periods preceding the engagement of KPMG, neither the Company nor anyone acting on its behalf consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching its decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

On March 1, 2013, the Company issued a press release disclosing, among other things, the appointment of KPMG. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 1, 2013, the Company announced a leadership transition effective on March 1, 2013, under which Bobby Yazdani has agreed with the board of directors that he will step down as the Company’s Chief Executive Officer and as a member of the Company’s board of directors. In connection with this leadership change, the board has appointed Shawn Farshchi, the Company’s Executive Vice President and Chief Operating Officer, as the Company’s Interim Chief Executive Officer effective March 1, 2013. Mr. Farshchi, who has served as an executive officer of the Company since June 2011, will also retain his responsibilities as Chief Operating Officer.

Mr. Farshchi, who is 55 years old, has served as the Company’s Executive Vice President and Chief Operating Officer since June 2011. From December 2006 to May 2011, Mr. Farshchi served as Chief Operating Officer of Coremetrics, Inc., an on-demand web analytics application solution provider, acquired by IBM Corporation during 2010, where he managed a broad range of responsibilities including product development, service operations, professional services, technical training and customer service. From January 2003 until December 2006, Mr. Farshchi served as Vice President of Platform Engineering and Operations as well as GM of Voice Applications for

WebEx Communications, Inc. a multimedia collaboration service company, where he led the engineering and product development for the Voice, Video and Data Switching Platform, and was responsible for all aspects of WebEx’s audio conferencing solutions. From January 2002 until December 2002, Mr. Farshchi served as Regional Vice President of Managed Services at Oracle Corporation, a database and enterprise application software company. Since February 2007, Mr. Farshchi has served on the board of directors of Support.com, Inc., a Nasdaq-listed company. Mr. Farshchi also serves on the board of directors of NewLineNoosh, a provider of print procurement BPO services and software solutions. Mr. Farshchi holds a B.S. in Electrical Engineering from California State University San Francisco and a M.S. and M.B.A. from Golden Gate University.

In addition, the board of directors has separated the roles of Chairman of the Board and Chief Executive Officer and has appointed independent director William Russell to the position of non-executive Chairman. Mr. Russell is a member of the Audit and Compensation Committees of the board of directors. In connection therewith, the board of directors is also dissolving the role of lead independent director, which is no longer needed due to the appointment of an independent director to the role of non-executive chairman.

The Company issued a press release on March 1, 2013, disclosing, among other things, the leadership transition. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the leadership transition, the Company has entered into a Separation Agreement dated February 26, 2013, with Mr. Yazdani (the “Separation Agreement”). The Separation Agreement sets forth the benefits to be provided to Mr. Yazdani under Section 4.3 of the Amended and Restated Employment Agreement between the Company and Mr. Yazdani dated as of April 8, 2009, as amended as of December 23, 2011, as well as certain other provisions applicable to Mr. Yazdani including a non-solicitation covenant.

The foregoing description of the Separation Agreement is qualified in its entirety by the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, between the Company, Hal Acquisition Sub, Inc., HumanConcepts, LLC, and Wells Fargo Bank, National Association dated as of February 26, 2013.

10.2	Separation Agreement dated as of February 26, 2013, by and between Saba Software, Inc. and Babak Yazdani.

99.1	Press Release dated March 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: March 1, 2013	By:	/s/ Peter E. Williams III
Peter E. Williams III General Counsel, Executive Vice President, Corporate Development and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, between the Company, Hal Acquisition Sub, Inc., HumanConcepts, LLC, and Wells Fargo Bank, National Association dated as of February 26, 2013.

10.2	Separation Agreement dated as of February 26, 2013, by and between Saba Software, Inc. and Babak Yazdani.

99.1	Press Release dated March 1, 2013.